Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1 TO
CREDIT AGREEMENT

Dated as of September 30, 2005

AMENDMENT NO. 1 TO CREDIT AGREEMENT among AON CORPORATION, a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and CITIBANK, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Borrower, the Lenders and the Agent have entered into a Three-Year Credit Agreement dated as of February 3, 2005 (as amended, supplemented or otherwise modified through the date hereof), the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2)           The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(a)           The cover page and title page to the Credit Agreement and definition of “Agreement” in Article I are amended by deleting each reference to “Three-Year Credit Agreement” therein and replacing each such reference with a reference to “Five-Year Credit Agreement”.

(b)           Article I is amended by deleting the following definitions in their entirety:

“Acquisition”

“Domestic Subsidiary”

“Equity Interests”

“Foreign Subsidiary”

“Guarantor”

“Guarantor Adjusted EBITDA”

“Guarantor Financial Report”

“Guaranty Termination Date”

“Loan Parties”

“Minimum Guarantor EBITDA”

“Subsidiary Guaranty”

(c)           The definition of “Disclosed Claims” in Article I is amended and restated as follows:

“Disclosed Claims” means any litigation, proceeding or investigation disclosed in (a) the Borrower’s annual report on Form 10-K for the year ended December 31, 2004, (b) the Borrower’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2005 as filed with the Securities and Exchange Commission and (c) the Borrower’s Form 8-K dated December 6, 2004 as filed with the Securities and Exchange Commission.”

(d)           The definition of “Facility Termination Date” in Article I is amended by deleting the date “February 3, 2008” in such definition and replacing such date with the date “February 3, 2010”.

(e)           The definition of “Loan Documents” in Article I is amended by deleting the phrase “, each Subsidiary Guaranty (until the Guaranty Termination Date)”.

(f)            Section 2.5 is amended by deleting the percentage “thirty-three percent (33%)” in the eighth line thereof and replacing such percentage with the percentage “fifty percent (50%)”.

(g)           Section 4.2(b) is amended by deleting the phrase “and, prior to the Guaranty Termination Date, the representations and warranties of each Guarantor set forth in the Subsidiary Guaranty to which it is a party shall be true on and as of such Credit Extension Date, in each case”.

(h)           Section 6.1 (Financial Reporting) is amended:

(i)            in the introductory paragraph thereof by deleting the phrase “(at all times prior to the Guaranty Termination Date) such other systems of accounting that will permit the preparation of Guarantor Financial Reports for each Guarantor as required hereby, and”;

(ii)           in sub-section (a) thereof by (A) deleting the roman numeral “(i)”, (B) deleting clause (ii), and (C) deleting “, and” prior to clause (ii);

(iii)          in sub-section (b) thereof by (A) deleting the roman numeral “(i)” (B) deleting clause (ii), and (C) deleting “, and” prior to clause (ii); and

(iv)          in sub-section (c) thereof by (A) inserting before the roman numeral (ii) therein the word “and”, (B) deleting clause (iii), and (C) deleting “, and” prior to clause (iii).

(i)            Section 6.4 is amended by deleting the phrase “(other than, unless the Guaranty Termination Date has occurred, a Subsidiary that is a Guarantor)”.

(j)            Section 6.11 (Merger) is amended in full to read as follows:

“6.11 Merger.  The Borrower will not, nor will it permit any Subsidiary to, merge or consolidate with or into any other Person, except that (a) a wholly-owned

Subsidiary may merge into the Borrower or any wholly-owned Subsidiary of the Borrower, (b) the Borrower or any Subsidiary may merge or consolidate with any other Person so long as, in the case of a merger or consolidation to which the Borrower is a party, the Borrower is the surviving corporation, and, in the case of a merger or consolidation to which a Subsidiary is a party and to which the Borrower is not a party, the surviving corporation is a Subsidiary, and in any such case, prior to and after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist and (c) any Subsidiary may enter into a merger or consolidation as a means of effecting a disposition or acquisition which would not result in a Default or Unmatured Default.”

(k)           Section 6.15 (Inconsistent Agreements) is amended by (i) inserting the word “and” before the roman numeral “(iii)” therein; (ii) deleting the phrase “or any other Loan Party or (iv) unless the Guaranty Termination Date has occurred, fulfill its Obligations under any Subsidiary Guaranty or”, and (iii) deleting the words “or any Loan Party” in clause (b) thereof.

(l)            Section 6.16 (Dispositions) is amended by deleting the proviso in sub-section (b) thereof, and by amending and restating clause (f) thereof as follows:

“(f) Any other Disposition of Property which represents no more than 25% of the consolidated assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the quarter immediately preceding the date on which such determination is made, to any other Person(s) in any Fiscal Year.”

(m)          Section 6.20 (Indebtedness) is amended:

(i)            in the first line thereof by deleting the phrase “Unless the Guaranty Termination Date has occurred, the” and inserting the word “The” in lieu thereof;

(ii)           by revising sub-section (c) thereof to read as follows:  “(c) Indebtedness owed to the Borrower or another Subsidiary of the Borrower”;

(iii)          by deleting the portion of clause (e) thereof that begins “and no other Subsidiary becomes obligated in respect thereof” through the end of such clause; and

(iv)          in clause (h) thereof by deleting “€800,000,000” and inserting “€1.0 billion” in lieu thereof.

(n)           Sections 6.17.4 (Minimum Guarantor EBITDA), 6.19 (Guarantors), 6.21 (Acquisitions) and 7.12 are deleted in their entirety.

(o)           Section 7.4 is amended by deleting the phrases “or (prior to the Guaranty Termination Date) any Guarantor” and “or any Subsidiary Guaranty to which it is a party”.

(p)           Section 8.1(a) is amended by deleting the phrase “or (prior to the Guaranty Termination Date) any Guarantor”.

(q)           The proviso at the end of Section 8.2 (Amendments) is amended by (i) inserting before the roman numeral “(ii)” the word “or”, (ii) deleting clause (iii), and (iii) deleting “, or” before clause (iii).

(r)            Sections 9.4 and 10.4 are each amended by deleting all references to “the Guarantors”, “any Guarantor” and “or any such Guarantor’s” therein.

(s)           Exhibit C (Compliance Certificate) is amended by deleting Section 4 of Schedule I thereto.

(t)            Exhibit E (Form of Subsidiary Guaranty) is deleted in its entirety.

(u)           Exhibit F (Form of Guarantor Financial Report) is deleted in its entirety.

(v)           The Pricing Schedule is deleted in its entirety and replaced with the pricing schedule attached to this Amendment as Annex A.

SECTION 2.           Termination of Subsidiary Guaranty.   The Lenders and the Agent hereby agree that, on the Effective Date (as defined in Section 3), the Subsidiary Guaranty will be terminated and will be of no further force and effect.

SECTION 3.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, the Agent shall have received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified):

(a)           counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

(b)           Certified copies of (i) the resolutions of the Board of Directors of the Borrower approving this Amendment and the matters contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby.

(c)           A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment.

(d)           A certificate signed by a duly authorized officer of the Borrower stating that (i) the representations and warranties contained in Section 4 hereof and in Article V of the Credit Agreement are correct on and as of the date of such certificate as though made on and as of such date, and (ii) no event has occurred and is continuing that constitutes a Default or an Unmatured Default.

(e)           One or more opinions addressed to the Lenders from counsel to the Borrower covering such matters and opinions as the Agent shall reasonably require.

SECTION 4.           Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)           The representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof.

(b)           The Borrower has all requisite power and authority (corporate and otherwise) and legal right to execute and deliver this Amendment and to perform its obligations hereunder.  The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings and this Amendment constitutes legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally

(c)           No order, consent, approval, qualification, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, any court, governmental or public body or authority, or any subdivision thereof, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, this Amendment.

SECTION 5.           Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

SECTION 6.           Costs and Expenses  The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.6 of the Credit Agreement.

SECTION 7.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AON CORPORATION

By	/s/ Diane Aigotti
Title: Senior Vice President and Treasurer

CITIBANK, N.A.
as Agent and Lender

By	/s/ Judith Green
Title: Vice President

ABN AMRO BANK N.V.
as Lender

By	/s/ Neil R. Stein /s/ Michael DeMarco
Title: Director Asst. Vice President

J.P. MORGAN CHASE BANK, N.A.
as Lender

By	/s/ Erin O’Rourke
Title: Vice President

THE BANK OF NEW YORK
as Lender

By	/s/ Thomas McGinley
Title: Vice President

THE NORTHERN TRUST COMPANY
as Lender

By	/s/ Christopher L. McKean
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
as Lender

By	/s/ Ruth Leung /s/ John S. McGill
Title: Director Director

THE BANK OF NOVA SCOTIA
as Lender

By	/s/ Todd Meller
Title:

MORGAN STANLEY BANK
as Lender

By	/s/ Daniel Twengo
Title: Vice President

ROYAL BANK OF CANADA
as Lender

By	/s/ Alex Birr
Title: Authorized Signatory

WELLS FARGO BANK, N.A.
as Lender

By	/s/ Robert C. Meyer Beth C. McGinnis
Title: Sr. Vice President Sr. Vice President

PNC BANK, N.A.
as Lender

By	/s/ Edward J. Chidiac
Title: Managing Director

THE ROYAL BANK OF SCOTLAND plc
as Lender

By	/s/ Mark Wasilefsky
Title: Senior Vice President

FIFTH THIRD BANK
as Lender

By	/s/ Joseph A. Wemhoff
Title: Vice President

STATE STREET BANK AND TRUST COMPANY
as Lender

By	/s/ Lise Anne Boutiette
Title: Vice President

MERRILL LYNCH BANK USA
as Lender

By	/s/ Louis Alder
Title: Director

Annex A

PRICING SCHEDULE

	Level I	Level II	Level III	Level IV	Level V

Borrower Debt Rating*	At least A by S&P or A2 by Moody’s	At least A- by S&P or A3 by Moody’s	At least BBB+ by S&P or Baa1 by Moody’s	At least BBB by S&P or Baa2 by Moody’s	None of Levels I, II, III or IV is applicable

Applicable Facility Fee Rate (bps)	7.0	8.0	10.0	12.5	17.5

Applicable Margin for Eurodollar Rate Advances (bps)	18.0	22.0	30.0	37.5	45.0

Applicable Utilization Fee Rate (bps)(1)	10.0	10.0	10.0	12.5	25.0

*          In the event of a split rating, if the difference between the two ratings is greater than one sub-grade, the higher rating shall be reduced one sub-grade.

The Applicable Margin, Applicable Facility Fee Rate and Applicable Utilization Fee Rate shall be determined in accordance with the foregoing table based on the Borrower Debt Ratings from time to time.  The Borrower Debt Rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date.  If at any time there is no Borrower Debt Rating from Moody’s or S&P, Level V shall apply.

(1)   The Applicable Utilization Fee Rate shall be payable only with respect to outstanding Advances and LC Obligations on days when Utilization is greater than 50%.  “Utilization” means, for any day, a percentage equal to the aggregate principal amount of Loans hereunder and LC Obligations hereunder outstanding on such day (and at the close of business on such day if a Business Day) divided by the sum on such day of the Aggregate Commitment; provided that for purposes of computing Utilization the Aggregate Commitment shall be deemed to in no event be less than the aggregate outstanding principal amount of the Loans and LC Obligations.